SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549






                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (date of earliest event reported)

                          JANUARY 11, 1995

                        Halliburton Company
       (Exact name of registrant as specified in its charter)

State or other                Commission          IRS
Employer
jurisdiction             File Number         Identification
of incorporation                                  Number

Delaware                    1-3492                No. 73-
0271280

                         3600 Lincoln Plaza
                       500 North Akard Street
                      Dallas, Texas 75201-3391
              (Address of principal executive offices)

                  Registrant's telephone  number,
                 including area code - 214/978-2600



















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             INFORMATION TO BE INCLUDED IN REPORT

Item 5.   Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On January 11, 1995, the registrant issued a press release entitled Halliburton Sells Industrial Services Business
Unit pertaining, among other things, to an announcement that a subsidiary of the registrant has completed the sale of the assets of its Halliburton Industrial Services Division to HydroChem
Industrial Services, Inc.

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 20 - Press release dated January 11, 1995


























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                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HALLIBURTON COMPANY




Date:     January 12, 1995              By: _______________________
                                             Robert M. Kennedy
                                             Vice President-Legal









































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                        EXHIBIT INDEX



Exhibit                                 Sequentially
Number              Description              Numbered Page

    20              Press Release of
                    January 11, 1995              5 of 5
                    Incorporated by Reference
































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